STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this "Agreement"), is made and entered into as of April 1, 2002, by and among CHORDIANT SOFTWARE, INC., a Delaware corporation (the "Company"), and CANADIAN IMPERIAL HOLDINGS INC., a Delaware corporation (the "Purchaser").

1. Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 1,500,000 shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock"), of the Company.

2. Agreement to Sell and Purchase the Shares.

2.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser, at the Closing (as defined below) up to that number of the Shares determined in accordance with Section 2.2. The number of Shares to be sold by the Company and purchased by the Purchaser shall be evidenced by the completion, execution and delivery of the Share and Price Determination Agreement(s) in substantially in the form of Schedule A attached hereto.

2.2 Purchase Price. The purchase price of each Share shall be the weighted average of the prices per share of the Shares that the Company agrees to sell and issue to the Purchaser and Purchaser agrees to purchase from the Company (including an agreed upon discount) as determined from time to time and set forth on Schedules A delivered by the parties. The aggregate purchase price for all of the Shares shall be hereinafter referred to as the "Total Purchase Price."

3. Delivery of the Shares at the Closings.

(a) The closing of the purchase and sale of the Shares shall occur at the offices of the Company, at 20400 Stevens Creek Blvd., Suite 400, Cupertino, CA 95014 or such other place, and at such time and date as the Company the Purchaser mutually agree (which time and place are designated as the "Closing"). At the Closing the Company shall authorize its transfer agent to issue to the Purchaser one or more stock certificates registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser in writing, representing the number of Shares to purchased at that Closing and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 under the Securities Act. The Company will deliver certificates in such denominations as requested by the Purchaser (the "Certificates") against delivery of payment for the Shares by the Purchaser.

(b) The Purchaser's obligations to accept delivery of such stock certificates and to pay for the Shares evidenced by the certificates shall be subject to the following condition, which may be waived by the Purchaser, that the representations and warranties made by the Company in this Agreement shall be accurate in all material respects and the undertakings of the Company shall have been fulfilled in all material respects on or before the Closing.

4. Representations, Warranties and Covenants of the Company. As of the date of this Agreement and each date that a Schedule A is delivered by the Company, the Company hereby represents and warrants to the Purchaser as follows:

4.1 Organization and Qualification. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company.

4.2 Capitalization. The authorized capital stock of the Company consists of 300,000,000 shares of Common Stock and 51,000,000 shares of Preferred Stock, of which 54,176,548 shares and no shares, respectively, were outstanding at March 25, 2002. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of or are not otherwise subject to any preemptive or other similar rights.

4.3 Issuance, Sale and Delivery of the Shares.

(a) The Shares have been duly authorized for issuance and sale to the Purchaser pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued and fully paid and nonassessable and free and clear of all pledges, liens and encumbrances. The Certificates evidencing the Shares are in due and proper form under Delaware law.

(b) The issuance of the Shares is not subject to preemptive or other similar rights. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated in this Agreement.

(c) Subject to the accuracy of the Purchaser's representations and warranties in Section 5 of this Agreement, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

4.4 Financial Statements. The financial statements included (as exhibits or otherwise) in the Company Documents (as defined below) present fairly the financial position of the Company as of the dates indicated and the results of their operations for the periods specified. Except as otherwise stated in such Company Documents, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis.

4.5 No Material Change. Since September 30, 2001, the Company has not incurred any material liabilities, direct or contingent, except in the ordinary course of business or as disclosed in Company Documents, and

(a) there has been no material adverse change in the financial condition or in the earnings, assets or business affairs of the Company, whether or not arising in the ordinary course of business (it being understood that term "material adverse change" does not include a change in the market price or trading volume of the Common Stock, changes in general economic conditions or changes affecting the industry in which the Company operates generally);

(b) except as otherwise publicly disclosed by the Company, there have been no transactions entered into by the Company other than those in the ordinary course of business, which are material with respect to the Company; and

(c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

4.6 Environmental. Except as would not, singly or in the aggregate, reasonably be expected to have a material adverse effect on the financial condition or in the earnings, assets or business affairs of the Company,

(a) the Company is in compliance with all applicable Environmental Laws (as defined below);

(b) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with the requirements of such permits authorizations and approvals;

(c) there are no pending or, to the knowledge of the Company, threatened Environmental Claims (as defined below) against the Company; and

(d) under applicable law, there are no circumstances with respect to any property or operations of the Company that are reasonably likely to form the basis of an Environmental Claim against the Company.

For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) Federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

4.7 No Defaults. The Company is not in violation of its certificate of incorporation or bylaws or in material default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust, or other instrument or material agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject and that has been filed as an exhibit to the Company Documents.

4.8 Labor Matters. No labor dispute with the employees of the Company exists or, to the knowledge of the Company, is imminent.

4.9 No Actions. Except as publicly disclosed by the Company, there is no action, suit, arbitration or legal, administrative or other proceeding, or ongoing investigation, before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company, including without limitation, any such matter that involves Proprietary Rights (as defined below) which are material to the Company, which, singly or in the aggregate, might result in a material adverse change in the condition, financial or otherwise, or in the earnings, or business affairs of the Company, or which, singly or in the aggregate, might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, singly or in the aggregate, would have a material adverse effect on the assets, properties or business of the Company.

4.10 Intellectual Property.

(a) The Company, to its knowledge owns or has sufficient rights to use all patents, patent applications, inventions, trademarks, trade names, applications for registration of trademarks, service marks, service mark applications, copyrights, know-how, manufacturing processes, formulae, trade secrets, licenses and rights in any thereof and any other intangible property and assets that are material to the business of the Company as now conducted (in this Agreement called the "Proprietary Rights"), or is seeking, or will seek, to obtain rights to use such Proprietary Rights that are material to the business of the Company.

(b) Except as otherwise publicly disclosed by the Company, the Company does not have any knowledge of, and the Company has not given or received any notice of, any pending conflicts with or infringement of the rights of others with respect to any Proprietary Rights or with respect to any license of Proprietary Rights which are material to the business of the Company or which would reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or in the earnings, or business affairs of the Company.

(c) #9; (d) The Company is not subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator which would reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or in the earnings, or business affairs of the Company, and has not entered into or is not a party to any contract which restricts or impairs the use of any such Proprietary Rights in a manner which would have a material adverse effect on the condition, financial or otherwise, or in the earnings, or business affairs of the Company.

(e) The Company has not entered into any consent, indemnification, forbearance to sue or settlement agreement with respect to Proprietary Rights other those entered intoin the ordinary course of business or those which would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or in the earnings, or business affairs of the Company. No claims have been asserted by any person with respect to the validity of the Company's ownership or right to use the Proprietary Rights and, to the knowledge of the Company, there is no reasonable basis for any such claim to be successful.

(f) The Company has complied, in all material respects, with its obligations relating to the protection of the Proprietary Rights which are material to the business of the Company used pursuant to licenses.

(g) To the knowledge of the Company, no person is infringing on or violating the Proprietary Rights.

4.11 Permits. The Company possesses and is operating in compliance with all material licenses, certificates, consents, authorities, approvals and permits from all state, federal, foreign and other regulatory agencies or bodies necessary to conduct the businesses now operated by it, and the Company has not received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead it to believe that such proceedings are reasonably likely which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a materially adversel effect on the condition, financial or otherwise, or the earnings, assets, or business prospects of the Company.

4.12 Due Execution, Delivery and Performance. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a material breach of, or material default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other agreement to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject, and will not trigger anti-dilution rights or other rights to acquire additional equity securities of the Company, nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

4.13 Properties. The Company has good and marketable title to the tangible personal property owned by it which is material to the Conducd of its business as currently conducted.. The tangible personal property of the Company material to the conduct of its business are, in the aggregate, in good repair (reasonable wear and tear excepted), and suitable for their respective uses. To the Company's knowledge, any real property held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the conduct of the business of the Company. The Company owns or leases all such properties as are necessary to its business or operations as now conducted.

4.14 Compliance. The Company has conducted and is conducting its business in compliance with all applicable Federal, state, local and foreign statutes, laws, rules, regulations, ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of the Company.

4.15 No Violations. To the Company's knowledge, neither the Company nor any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation that would reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or in the earnings, or business affairs of the Company.

4.16 Use of Proceeds. The Company intends to use the proceeds from the sale of the Shares for working capital and other general corporate purposes.

4.17 Taxes. The Company has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and the Company is not in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto or to the extent such default would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or in the earnings, or business affairs of the Company.

4.18 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser under this Agreement will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

4.19 Insurance. The Company maintains insurance of the type and in the amount that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and tangible personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect; except where the failure to maintain such insurance would not reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or in the earnings, or business affairs of the Company.

4.20 Governmental Consents. No registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the execution and delivery of this Agreement or the offering, issuance or sale of the Shares under this Agreement.

4.21 Securities and Exchange Commission Filings. The Company has timely filed filed with the Securities and Exchange Commission (the "Commission") all documents required to be filed by the Company under the Exchange Act of 1934, as amended (the "Exchange Act") or has filed an appropriate notice extending the time of such filing.

4.22 Additional Information. The Company represents and warrants that none of the following documents (the "Company Documents"), when filed with the Commission contained any untrue statement of material fact or ommitted to state a material fact necessary in order to make the statements therein, in light of the circomstances under which they were made, not misleading:

(a) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001;

(b) the Company's Proxy Statement for its 2001 Annual Meeting of Stockholders; and

(c) all other documents, if any, filed by the Company with the Commission since December 31, 2001 pursuant to the reporting requirements of the Securities Exchange Act.

4.23 Contracts. The contracts described in the Company Documents or incorporated by reference therein are in full force and effect on the date hereof, except for contracts the termination or expiration of which would not, singly or in the aggregate, have a material adverse effect on the business, properties or assets of the Company. Neither the Company nor, to the knowledge of the Company, any other party is in material breach of or default under any such contracts.

4.24 No Integrated Offering. The Company has not directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares to the Purchaser.

4.25 Form S-3 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act.

4.26 Material Non-public Information. The Company will not provide any material non-public information to employees of Purchaser without its consent. In the event, the Company does provide any material non-public information to employees of Purchaser, Purchaser shall notify the Company in writing thereof and give the Company an opportunity to disclose such information publicly within two (2) trading days of the Company's receipt of Purchaser's notice. In the event the Company does not disclose such information within such time period, Purchaser will have the right to disclose any information provided in violation of this provision. The Company shall not be deemed to have provided Purchaser or its employees any information which is provided to Purchaser or its employees by an affiliate of Purchaser or such affiliate's employees without the expressed written consent of the Company to provide such information.

5. Representations, Warranties and Covenants of the Purchaser.

5.1 Securities Law Representations and Warranties. The Purchaser represents, warrants and covenants to the Company as follows:

(a) The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares. Further, the Purchaser has had such opportunity to obtain additional information and to ask questions of, and receive answers from, the Company, concerning the terms and conditions of the investment and the business and affairs of the Company, as the Purchaser considers necessary in order to form an investment decision.

(b) The Purchaser is acquiring the number of Shares set forth in Section 2 above in the ordinary course of its business and for its own account for investment only, and has no present intention of distributing any of the Shares nor any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of Section 2(11) of the Securities Act, other than as contemplated in Section 7 of this Agreement.

(c) The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the Rules and Regulations.

(d) The Purchaser has completed or caused to be completed the Stock Certificate Questionnaire and the Registration Statement Questionnaire, attached to this Agreement as Appendices I and II, for use in preparation of the Registration Statement (as defined in Section 7.3 below), and the answers to the Questionnaires are true and correct as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that the Purchaser shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

(e) The Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the Company Documents and the representations and warranties of the Company contained in this Agreement.

(f) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has completed and returned the Investor Questionnaire previously provided by the Company.

(g) The Purchaser is an entity organized under the laws of the State of Delaware, and its principal place of operations is in the State of New York.

5.2 Resales of Shares.

(a) The Purchaser hereby covenants with the Company not to make any sale of the Shares without satisfying the requirements of the Securities Act and the Rules and Regulations, including, in the event of any resale under the Registration Statement, the prospectus delivery requirements under the Securities Act.

(b) The Purchaser understands that (i) the Shares have not been registered under the Securities Act; (ii) the Shares are being offered and sold pursuant to an exemption from registration, based in part upon the Company's reliance upon the statements and representations made by the Purchaser in this Agreement, (iii) that the Shares must be held by the Purchaser indefinitely, and that the Purchaser must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iv) each Certificate will be endorsed with the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

and (v) the Company will instruct any transfer agent not to register the transfer of the Shares (or any portion thereof) unless the conditions specified in the foregoing legends are satisfied or, if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act or this Agreement, or other satisfactory assurances of such nature are given to the Company.

(b) The Purchaser acknowledges that there may occasionally be times when the Company determines the use of the prospectus forming a part of the Registration Statement (the "Prospectus," as further defined in Section 7.3.1 below) should be suspended until such time as an amendment or supplement to the Registration Statement or the Prospectus has been filed by the Company and any such amendment to the Registration Statement is declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Shares pursuant to the Prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of the Prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to the Prospectus. The Company may, upon written notice to the Purchaser, suspend the use of the Prospectus for up to forty-five (45) days in any 365-day period based on the reasonable determination of the Company's Board of Directors that there is a significant business purpose for such determination, including, without limitation, any pending corporate developments, public filings with the SEC or similar events. The Company shall in no event be required to disclose the business purpose for which it has suspended the use of the Prospectus if the Company determines in its good faith judgment that the business purpose should remain confidential. In addition, the Company shall notify the Purchaser (i) of any request by the SEC for an amendment or any supplement to such Registration Statement or any related prospectus, or any other information request by any other governmental agency directly relating to the offering, and (ii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any related prospectus or the initiation or threat of any proceeding for that purpose.

(c) The Purchaser further covenants to notify the Company promptly of the sale of any of its Shares, other than sales pursuant to a Registration Statement contemplated in Section 7 of this Agreement or sales upon termination of the transfer restrictions set forth in this section 5.2 of this Agreement.

(d) Purchaser understands and agrees that Purchaser and its affiliates are not authorized to make any representations or warranties on behalf of or with respect to the Company in connection with any resale of the Shares or the sale of any other securities of the Company and that the Company shall have no liability to the Purchaser or any other Indemnified Party (as defined below), including pursuant to the provisions of Section 7.3, with respect to any representations or warranties made by Purchaser on behalf of or with respect to the Company without Company's expressed written consent.

5.3 Due Execution, Delivery and Performance.

(a) This Agreement has been duly executed and delivered by the Purchaser and constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

(b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and the fulfillment of the terms of this Agreement have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Purchaser pursuant to, any contract, indenture, mortgage, loan agreement, deed, trust, note, lease, sublease, voting agreement, voting trust or other instrument or agreement to which the Purchaser is a party or by which it or any of them may be bound, or to which any of the property or assets of the Purchaser is subject, nor will such action result in any violation of the provisions of the charter or bylaws of the Purchaser or any applicable statute, law, rule, regulation, ordinance, decision, directive or order.

(c) The Purchaser has the requisite authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement. All action on the Purchaser's part required for the lawful execution and delivery of this Agreement have been taken prior.

6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser in this Agreement and in the certificates for the Shares delivered pursuant to this Agreement shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

7. Form D Filing; Registration; Compliance with the Securities Act; Covenants.

7.1 Form D Filing; Registration of Shares. The Company shall:

(a) file in a timely manner a Form D relating to the sale of the Shares under this Agreement, pursuant to Securities and Exchange Commission Regulation D.

(b) as soon as practicable after the Closing Date, but in no event later than the 30th day following the Closing, prepare and file with the Commission a Registration Statement on Form S-3 relating to the sale of the Shares by the Purchaser from time to time on the Nasdaq National Market (or the facilities of any national securities exchange on which the Company's Common Stock is then traded) or in privately negotiated transactions (the "Registration Statement");

(c) use its best efforts to cause the Commission to declare the Registration Statement effective at the soonest practical date, which in any event shall be no later than the 120th day following the Closing;

(d) if the Company fails to file the Registration Statement by the 30th day following the Closing or fails to have the Registration Statement declared effective by the 120th day following the Closing then:

&#(i) the Purchaser shall have, in addition to and without limiting any other rights it may have at law, in equity or under this Agreement, the right to receive, as liquidated damages, the payments as provided in subparagraph (ii) of this section; and

(ii) the Company shall pay to the Purchaser an amount equal to 0.5% of the Total Purchase Price per month (on a pro-rated basis).

(e) notify Purchaser promptly upon the Registration Statement, or any post-effective amendment thereto, being declared effective by the Commission;

(f) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 7.3below) and take such other action, if any, as may be necessary to keep the Registration Statement effective until the earlier of (i) two years after the effective date of the Registration Statement, (ii) the date on which the Shares may be resold by the Purchaser, in any 90 day period, without registration or without regard to any volume limitations by reason of Rule 144under the Securities Act or any other rule of similar effect or (iii) all of the Shares have been sold or otherwise disposed of pursuant to the Registration Statement Rule 144under the Securities Act or otherwise;

(g) promptly furnish to the Purchaser with respect to the Shares registered under the Registration Statement such reasonable number of copies of the Prospectus, including any supplements to or amendments of the Prospectus, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser;

(h) during the period when copies of the Prospectus are required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations promulgated thereunder;

(i) file documents required of the Company for customary Blue Sky clearance in all states requiring Blue Sky clearance; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

(j) bear all expenses in connection with the procedures in paragraphs (a) through (j) of this Section 7.1.1 and the registration of the Shares pursuant to the Registration Statement, but not including any fees and expenses of any attorneys or other advisers to the Purchaser or brokerage fees and commissions incurred by the Purchaser.

7.2 Transfer of Shares After Registration. The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law and the terms of this Agreement, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

7.3 Indemnification. For the purpose of this Section 7.3, the term "Registration Statement" shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the Prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or, except as limited pursuant to this Agreement, arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement or under law, and will reimburse the Purchaser and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use in the Registration Statement or the Prospectus, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5.2 or 7.2 of this Agreement respecting resale of the Shares, or (iii) any untrue statement or omission of a material fact required to make such statement not misleading in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser before the pertinent sale or sales by the Purchaser.

(b) Indemnification by the Purchaser. The Purchaser will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser, which consent shall not be unreasonably withheld) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of such Purchaser to comply with the covenants and agreements contained in Sections 5.2 or 7.2 of this Agreement respecting the sale of the Shares or (ii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein; provided, however, that the Purchaser shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Purchaser has delivered to the Company in writing a correction and provided a reasonable period of time for the Company to amend or supplement the Registration Statement, including the Prospectus, as necessary before the occurrence of the transaction from which such loss was incurred. Anything to the contrary notwithstanding, under no circumstances shall the Purchaser be liable to the Company, each of its directors, officers or controlling persons for any losses, claims, damages, liabilities or expenses in excess of the Total Purchase Price.

(c) Indemnification Procedure.

(i) Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 or to the extent it is not prejudiced as a result of such failure.

(ii) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

(A) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action) or

(B) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

(d) Contribution. If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to in this Agreement, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement

(a) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of Common Stock or

(b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

The respective relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the "Difference") between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company and the Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.3.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 7.3.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this Section 7.3.4; provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under Section 7.3 for purposes of indemnification. The Company and ~~each~~ the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, Purchaser shall not be required to contribute any amount in excess of the Total Purchase Price by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

7.4 Removal of Legends and Termination of Restrictions. Unless otherwise required by applicable securities laws, the Company shall be obligated, at the request of the Purchaser, to cause the transfer agent to reissue unlegended certificates, and the restrictions on transfer described in this Agreement shall terminate with respect to the Shares if (i) the Purchaser shall have obtained an opinion of counsel reasonably acceptable to the Company to the effect that the Shares with respect to which unlegended certificates are to be issued may lawfully be disposed of without registration, qualification or legend; or (ii) the Shares can be sold without restriction as to the number of securities sold under Rule 144(k). Further, the Company will instruct the transfer agent to remove the legend on Shares (i) upon the sale of such Shares pursuant to an effective registration statement, provided the transfer agent and Company have received evidence or assurances of such sale in a form satisfactory to the transfer agent and the Company or (ii) upon the sale of such Shares pursuant to Rule 144 under the Securities Act, provided the transfer agent and the Company have received evidence or assurances from the Purchaser of compliance with Rule 144 in a form satisfactory to the transfer agent and the Company.

7.5 Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by any Purchaser, the Company will furnish to such Purchaser:

(a) as soon as practicable after available (but in the case of the Company's Annual Report on Form 10-K, within 90 days after the end of each fiscal year of the Company), one copy of

(i) its Annual Report on Form 10-K its Annual Report to Stockholders (if different than (i) above);

(ii) \ its quarterly reports on Form 10-Q; and

(iii) a full copy of the particular Registration Statement covering the Shares

(the foregoing, in each case, excluding exhibits);

(b) upon the request of the Purchaser, a reasonable number of copies of the Prospectus to supply to any other party requiring the Prospectus.

7.6 Rule 144 Information. For two years after the date of this Agreement, the Company shall file all reports required to be filed by it under the Securities Act, the Rules and Regulations and the Exchange Act and shalltake such further action to the extent required to enable the Purchaser to sell the Shares pursuant to Rule 144 under the Securities Act (as such rule may be amended from time to time).

8. Notices. All notices, requests, consents and other communications under this Agreement shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be delivered as addressed as follows:

(a) if to the Company, to:

Chordiant Software, Inc.

20400 Stevens Creek Blvd.

Suite 400

Cupertino, CA 95014

Attn: General Counsel

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

    if to the Purchaser to:

Canadian Imperial Holdings Inc.

425 Lexington Avenue

New York, NY 10017

Attn: Paul Flynn or Jeff Haas

Such notice shall be deemed effectively given upon confirmation of receipt by facsimile, one business day after deposit with such overnight courier or three days after deposit of such registered or certified airmail with the U.S. Postal Service, as applicable.

9. Modification; Amendment. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

10. [Reserved].

11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

12. Severability. If any provision contained in this Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of New York and the federal law of the United States of America.

14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party to this Agreement and delivered to the other parties.

[Signature pages follow]

In Witness Whereof, the parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Chordiant Software, Inc.

By: /s/ Steve Vogel

Name: Steve Vogel

Its: Chief Financial Officer

Canadian Imperial Holdings Inc.

By: /s/ Jeffrey M. Haas

Name: Jeffrey M. Haas

Its: Executive Director

Schedule A

SHARE AND PRICE DETERMINATION AGREEMENT FOR CLOSING

Reference is made to that certain Stock Purchase Agreement (the "Purchase Agreement") dated April __, 2002, by and between CHORDIANT SOFTWARE, INC. (the "Company") and CANADIAN IMPERIAL HOLDINGS INC. (the "Purchaser"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement. In accordance with Section 2 of the Purchase Agreement, the Company and Purchaser have agreed as follows:

1. The number of Shares to be purchased and sold at the Closing shall be up to 1,500,000 Shares, such exact number to be confirmed by the Purchaser immediately prior to the Closing, but in no event to exceed the number of Shares set forth on all executed Schedules A delivered by the Purchaser and Company. As of the date hereof, the Company desires to sell up to ________ of the Shares in accordance with the terms of the Agreement and this Schedule. Any such Shares sold shall be in addition to any Shares pursuant to any previously executed Schedules A.

    The Price Per Share of the Shares to be sold pursuant to this Schedule A will be determined in accordance with established market practices and will be ninety-four percent (94%) of the Share purchase price of not less than $_________ (unless such lesser amount is authorized by the Company). The Company is not responsible for any other transaction fees.

    The Company and Purchaser acknowledge and agree that this purchase and sale are being made pursuant to, and in accordance with the terms, conditions, representations and warranties of the respective parties, in the Purchase Agreement.

In Witness Whereof, the parties have caused this Schedule to be executed by their duly authorized representatives as of _______ __, 2002.

chordiant software, Inc.

By:

Name:

Its:

Canadian Imperial Holdings Inc.

By:

Name:

Its:

Appendix I

CHORDIANT SOFTWARE, INC.

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3 of the Agreement, please provide us with the following information:

  The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

__________________________________

  The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above: __________________________________

  The mailing address of the Registered Holder listed in response to item 1 above:

___________________________________

___________________________________

___________________________________

___________________________________

  The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

___________________________________

Appendix II

CHORDIANT SOFTWARE, INC.

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information:

1. Pursuant to the "Selling Stockholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

_______________________________________________________

2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions:

_____________________________________________

3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

_____ Yes _____ No

If yes, please indicate the nature of any such relationships below:

_________________________________________________________
_________________________________________________________
_________________________________________________________
________________________________________________________

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